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                                EXHIBIT (5)(d)

                  FORM OF APPLICATION FOR TRANSAMERICA FREEDOM

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[Graphic Appears Here]

  Transamerica Life Insurance Company
  4333 EDGEWOOD ROAD N.E.
  CEDAR RAPIDS, IOWA 52499

APPLICATION FOR VARIABLE ANNUITY POLICY
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1.  DESIGNATED ANNUITANT
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NAME: _____________________________________________________

ADDRESS: __________________________________________________

CITY, STATE: ______________________________________________

ZIP: _____________________  TELEPHONE: (___)______-________

DATE OF BIRTH: ____________ AGE: ___ SEX: [ ] FEMALE [ ] MALE

SS#: ______________________  CITIZENSHIP: [ ] U.S. [ ]  OTHER
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2.  POLICY OWNER (IF OTHER THAN ABOVE)
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In the event the owner is a trust, please provide verification of trustees.

NAME: _____________________________________________________

ADDRESS: __________________________________________________

CITY, STATE: ______________________________________________

ZIP: _____________________  TELEPHONE: (___)______-________

DATE OF BIRTH: ____________ AGE: ___ SEX: [ ] FEMALE [ ] MALE

SS#: ______________________  CITIZENSHIP: [ ] U.S. [ ]  OTHER
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3.  [ ] JOINT POLICY OWNER    [ ] SUCCESSOR POLICY OWNER
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In the event the owner is a trust, please provide verification of trustees.

NAME: _____________________________________________________

ADDRESS: __________________________________________________

CITY, STATE: ______________________________________________

ZIP: _____________________  TELEPHONE: (___)______-________

DATE OF BIRTH: ____________ AGE: ___ SEX: [ ] FEMALE [ ] MALE

SS#: ______________________  CITIZENSHIP: [ ] U.S. [ ]  OTHER
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4.  BENEFICIARY DESIGNATION (Include Relationship to Annuitant)
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PRIMARY: ________________________________ / ___________________
                                               Relationship
PRIMARY: ________________________________ / ___________________
                                               Relationship
CONTINGENT: ____________________________ / ___________________
                                               Relationship
CONTINGENT: ____________________________ / ___________________
                                               Relationship
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5.  TYPE OF ANNUITY
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    [ ]  NON-QUALIFIED               [ ]  IRA (Also complete Box 6)

    [ ]  HR - 10     [ ] 403 (b)     [ ]  SEP (Also complete Box 6)

    [ ]  OTHER  _______________      [ ]  ROTH IRA (Also complete Box 6)

    [ ]  ROTH CONVERSION IRA (Also complete Box 6)
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6.  IRA/SEP/ROTH IRA INFORMATION
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$ __________ CONTRIBUTION FOR TAX YEAR ___________________

$ __________ TRUSTEE TO TRUSTEE TRANSFER

$ __________ ROLLOVER FROM: (Check One)

             [ ] 403(b)  [ ] Pension    [ ] HR-10  [ ] IRA  [ ] Other:

FOR ROTH IRA ROLLOVERS

 ___/___/___  Date first Established or date of Conversion
 $ __________ Portion Previously Taxed in Conversion or
              Original Contribution
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7.  WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?
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[ ]  NO [ ] YES - Please state Policy No. and Company

Name: ______________________________________________________
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8.  FAMILY INCOME PROTECTOR RIDER
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[ ]  I wish to select the Family Income Protector.
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9.  MINIMUM DEATH BENEFIT OPTION (Select Only One)
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 This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option C below).

[ ] Option A: 5% Annually Compounding Death Benefit: (Only available if owner(s) and the annuitant are under age 75 at time of purchase.) Annual Mortality and Expense (M & E) Risk Fee and Admin. Charge 1.40%

[ ] Option B: Double Enhanced Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.) Annual M & E Risk Fee and Admin. Charge 1.40%

[ ] Option C: Return of Premium Death Benefit:
    Annual M & E Risk Fee and Admin. Charge 1.25%
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10. PURCHASE PAYMENT(Make check payable to Transamerica Life Insurance Company)
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 INITIAL PREMIUM AMOUNT $_________________________________
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11. ALLOCATION OF PREMIUM PAYMENTS (Whole percentages only)
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  Alger Aggressive Growth                                          ___.0%
  Alliance Growth & Income Portfolio                               ___.0%
  Alliance Premier Growth Portfolio                                ___.0%
  American Century Income & Growth                                 ___.0%
  American Century International                                   ___.0%
  Capital Guardian Global Portfolio                                ___.0%
  Capital Guardian U.S. Equity Portfolio                           ___.0%
  Capital Guardian Value Portfolio                                 ___.0%
  Dreyfus Small Cap Value Portfolio                                ___.0%
  Dreyfus U.S. Government Securities Portfolio                     ___.0%
  Endeavor Asset Allocation Portfolio                              ___.0%
  Endeavor Enhanced Index Portfolio                                ___.0%
  Endeavor High Yield Portfolio                                    ___.0%
  Endeavor Janus Growth Portfolio                                  ___.0%
  Endeavor Money Market Portfolio                                  ___.0%
  Fidelity - VIP Equity-Income Portfolio                           ___.0%
  Fidelity - VIP Growth Portfolio                                  ___.0%
  Fidelity - VIP II Contrafund(R) Portfolio                        ___.0%
  Fidelity - VIP III Growth Opportunities Portfolio                ___.0%
  Fidelity - VIP III Mid Cap Portfolio                             ___.0%
  Gabelli Global Growth                                            ___.0%
  Goldman Sachs Growth                                             ___.0%
  Great Companies - America/SM/                                    ___.0%
  Great Companies - Global/2/                                      ___.0%
  Great Companies - Technology/SM/                                 ___.0%
  Janus Aspen - Aggressive Growth Portfolio                        ___.0%
  Janus Aspen - Strategic Value Portfolio                          ___.0%
  Janus Aspen - Worldwide Growth Portfolio                         ___.0%
  Jennison Growth Portfolio                                        ___.0%
  NWQ Value Equity                                                 ___.0%
  Pilgrim Baxter Mid Cap Growth                                    ___.0%
  Salomon All Cap                                                  ___.0%
  Transamerica VIF Growth Portfolio                                ___.0%
  Transamerica VIF Small Company Portfolio                         ___.0%
  T. Rowe Price Dividend Growth                                    ___.0%
  T. Rowe Price Equity Income Portfolio                            ___.0%
  T. Rowe Price Growth Stock Portfolio                             ___.0%
  T. Rowe Price International Stock Portfolio                      ___.0%
  T. Rowe Price Small Cap                                          ___.0%
  Van Kampen Emerging Growth                                       ___.0%
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 Transamerica Life Insurance Company - Fixed Account Options
    Dollar Cost Averaging (DCA) Fixed Account:                     ___.0%
     (You must complete box 12 to initiate DCA via the telephone).
    Guaranteed Periods (with Excess Interest Adjustment):
    1 YEAR ______.0%     3 YEARS  ____N/A__.0%     5 YEARS ______N/A__.0%
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Additional: _________________________________________________  ____________.0%

_____________________________________________________________  ____________.0%

_____________________________________________________________  ____________.0%

_____________________________________________________________  ____________.0%

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                    INVESTMENT ALLOCATIONS MUST TOTAL 100%
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                  YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE


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APPLICATION FOR VARIABLE ANNUITY POLICY

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12.TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION

   By checking one of the following boxes, I authorize the company to accept telephone transfers, reallocation, DCA instructions and Asset Rebalancing instructions from:

   ONLY MYSELF [ ]  MYSELF & MY ACCOUNT EXECUTIVE [ ] Acct. Exec. Name: ________

   To change the allocation of any purchase payments and/or to transfer funds among my investment choices based on my telephone instructions and/or the telephone instructions of my account executive (if indicated above), I agree to the established conditions and requirements stated in the prospectus.

   I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect only when proper identification is provided.
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13. If the annuitant is not the owner. You, the owner, may elect the following regarding payment of the death benefit. If this election is not made, the owner will become the annuitant and the death benefit will not be payable until the death of the owner.

  [ ] At the Annuitant's death, I wish to have the death benefit paid to the named beneficiary. (Policy Owner Initials required for this option)

                                          ____________________________________
                                                Policy Owner(s) Initials
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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.

  I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

  Receipt of a current prospectus of the Separate Account VA B, Endeavor Series Trust and WRL Series Fund, Inc. is hereby acknowledged.

  [ ] Please check if you wish to receive the Statement of Additional
      Information.

  I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

Unless we have been notified of a community or partial property interest in this policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

When funds are allocated to the Guaranteed Periods of the Fixed Account, cash values under the policy may increase or decrease in accordance with the Excess Interest Adjustment prior to the end of any Guaranteed Period.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.

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14. BE SURE TO COMPLETE THIS SECTION

Signed at ______________________ this _______________ day of _________________.
          (City, State)

________________________  ____________________________   ______________________
 Annuitant Signature         Owner Signature                Joint Owner
                             (if different                  (successor owner
                              from Annuitant)                signature)
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15a. SELLING AGENT USE ONLY -- NOT TO BE FILLED IN BY APPLICANT
I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

__________________________  (___)______-____  ________________________  __/__/__
Agent Name (Please Print)   Agent Telephone   Licensed Agent Signature  Date

____________________________________   ________________________________________
Branch Address                          Broker/Dealer Client Account No.

______________________  ___________________________   __________________________
Agent Firm              Transamerica Life Insurance   (If Applicable) Florida
                         Company Agent No.             Agent License I.D. No.

15b. [ ] Option A  [ ] Option B  [ ] Option C  [ ] Option D

   Your firm may limit the above options. If no option is selected, the default option preselected by your firm will be applied to this policy and may not be changed.

15c. Do you have reason to believe the policy applied for is to replace any existing annuity or insurance owned by applicant?

     [ ]  No  [ ] Yes, Company Name __________________________________
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Please make check payable to TRANSAMERICA LIFE INSURANCE COMPANY (Use following address for mail, Fed. Express, etc.)
Send check with application to Transamerica Life Insurance Company, Attn:
Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001


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